SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 1, 2002

HORIZON MEDICAL PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Georgia	001-15459	58-1882343
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Horizon Way P.O. Box 627 Manchester, Georgia	31816
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 706-846-3126

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
Note Purchase Agreement

Item 5. Other Events.

     Attached as Exhibit 10.1 and incorporated herein by reference and made a part hereof is a revised version of the Note Purchase Agreement (the “Note Purchase Agreement”), dated March 1, 2002, by and among Horizon Medical Products, Inc. (the “Company”), ComVest Venture Partners, L.P. and certain Additional Note Purchasers. This version includes Annex I which identifies the Additional Note Purchasers and Exhibit C which outlines the conversion features of the Convertible Notes issued under the Note Purchase Agreement which were omitted from the previous filing. This Exhibit 10.1 attached to this Current Report supersedes the previous filing of the Note Purchase Agreement as Exhibit 10.54 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2001.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits

Exhibit
Number	Description

10.1	Note Purchase Agreement among the Company, ComVest Venture Partners L.P. and certain Additional Note Purchasers dated March 1, 2002.

HORIZON MEDICAL PRODUCTS, INC.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON MEDICAL PRODUCTS, INC. (Registrant)

May 29, 2002	By:	/s/ William E. Peterson, Jr.

William E. Peterson, Jr. President and Secretary